Revenues	12 Months Ended
Dec. 31, 2017
Revenues
17. Revenues (continued)
	2017	2016
Zinc concentrate sales	$238,493	$26,567
Zinc concentrate by-product sales	8,169	1,358
Copper concentrate sales	41,402	125,046
Copper concentrate by-product sales	11,514	19,934
Other	10,655	78,415
Zinc concentrate treatment charges	(13,773)	(2,678)
Copper concentrate treatment and refining charges	(7,063)	(17,937)
	$289,397	$230,705

For the year ended December 31, 2017, zinc concentrate sales include positive provisional and final pricing and physical quantity adjustments of $3,194 (2016 – $106), while copper concentrate sales include positive provisional and final pricing and physical quantity adjustments of $676 (2016 – $601). As at December 31, 2017, a 10% change to the underlying metals prices would result in a change in revenue and accounts receivable of $9,513, based on the total quantities of metals in sales contracts for which the provisional pricing periods were not yet closed. Provisional pricing periods are typically one to four months after shipment (see also note 23).

Other revenue consists of stockpiled gold and silver bearing ore shipped directly (“DSO”) to buyers.

For the year ended December 31, 2016, the Company recorded pre-commercial production zinc and zinc by-product sales of $34,313. When offset by pre-commercial production operating costs of $41,205, depreciation and amortization of $13,443 and royalties of $1,335, the resultant net cost of $21,670 was capitalized to the cost of the zinc expansion phase plant and equipment. No such entry was recorded in 2017.